UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2007	000-52495
Date of Report (Date of earliest event reported)	Commission File Number

PACIFIC COPPER CORP.
(Exact name of registrant as specified in its charter)

Delaware	98-0504006
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1226 White Oak Blvd., Suite 10A Oakville, Ontario L6H 2B9
(Address of Principal Executive Offices) (Zip Code)

905-845-1839

(Registrant’s telephone number, including area code)

Item 3.02	Recent Sale of Unregistered Equity Securities

On June 1, 2007, the Pacific Copper Corp. ("Pacific Copper" or the "Company") entered into an agreement with Sweetwater Capital Corporation (“Sweetwater”) for a term of 24 months to provide financial public relations, business promotion, business growth and development consulting services, including consultation regarding mergers and acquisitions, and general business consultation. The Company will pay Sweetwater $4,000.00 per month plus 1,000,000 restricted shares of the Company's common stock that will be earned in equal installments of 250,000 shares on December 1, 2007, March 1, 2008, June 1, 2008 and September 1, 2008. The said 1,000,000 shares of restricted Common stock of the Company were tendered in one certificate on June 1, 2007. The consultant must return any unearned shares upon early termination of the agreement. Either the consultant or the Company may terminate the agreement with or without cause upon sixty (60) days written notice to the other provided that the Company may not give notice of cancellation before January 1, 2008.

On June 1, 2007, the Company entered into a consulting agreement with Greatrek Trust SA (“Greatrek”) for a term of fifteen months to provide advice on financial matters, business growth and development, and general business consultation. The Company will pay Greatrek 1,000,000 restricted shares of the Company's common stock that will be earned in equal installments of 250,000 shares on December 1, 2007, March 1, 2008, June 1, 2008 and September 1, 2008. The 1,000,000 shares of restricted Common stock of the Company were tendered in one certificate on June 1, 2007. The consultant must return any unearned shares upon early termination of the agreement. Either the consultant or the Company may terminate the agreement with or without cause upon thirty (30) days written notice to the other provided that the Company may not give notice of cancellation before September 1, 2007.

On June 1, 2007, the Company entered into a consulting agreement with Scharfe Holdings Inc. (“Scharfe”) for a term of fifteen months to provide advice on financial matters, business growth and development, and general business consultation. The Company will pay Scharfe 1,000,000 restricted shares of the Company's common stock that will be earned in equal installments of 250,000 shares on December 1, 2007, March 1, 2008, June 1, 2008 and September 1, 2008. The 1,000,000 shares of restricted Common stock of the Company were tendered in one certificate on June 1, 2007. The consultant must return any unearned shares upon early termination of the agreement. Either the consultant or the Company may terminate the agreement with or without cause upon thirty (30) days written notice to the other provided that the Company may not give notice of cancellation before September 1, 2007.

Each of Sweetwater, Greatrek and Scharfe are non-U.S. Persons. Sweetwater and Scharfe are Canadian entities doing business in North America. Greatrek is based in Liechtenstein and doing business in Europe. The shares issued under the foregoing agreements were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation S promulgated under the Securities Act.

Item 9.01	Exhibits

99.1	Consulting Agreement dated as of June 1, 2007 with Sweetwater Capital Corporation
99.2	Consulting Agreement dated as of June 1, 2007 with Greatrek Trust SA
99.3	Consulting Agreement dated as of June 1, 2007 with Scharfe Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2007	By:	/s/ Stafford Kelley
Stafford Kelley
Secretary